UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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☑	Soliciting Material Pursuant to §240.14a-12

Nicor Inc.

(Name of Registrant as Specified In Its Charter)

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EXPLANATORY NOTE
The following communication was provided by Nicor Inc. to certain of its employees on or about January 25, 2011.

The news release announcing the merger stated that following the merger AGL Resources will maintain its corporate headquarters in Atlanta and locate its newly expanded gas distribution headquarters in Naperville. Please elaborate on what is meant by that.
Since Nicor Gas will be the largest single utility in the AGL Resources family of utilities, AGL Resources agreed to establish its Distribution Operations headquarters in Illinois following the close of the transaction. The Distribution Operations headquarters has been in Atlanta at the site of the company’s largest utility, Atlanta Gas Light. Now, with that dynamic shifting to Illinois and with the work ahead to integrate the two companies, AGL Resources believes it makes sense to locate the Distribution Operations headquarters in Illinois. Hank Linginfelter, who is AGL Resources’ executive vice president, Utility Operations as well as chairman and CEO of the company’s six utilities, and a key team (yet to be determined) will be headquartered in, and will conduct the business of running those operations from, Illinois.
AGL Resources has maintained, and will continue to support, the role of utility presidents to manage the day-to-day operations of each utility regionally. The company will still be a Georgia corporation with a strong presence in the state, including its corporate headquarters in Atlanta.
What corporate support functions will be located in Atlanta, and which will be Illinois-based?
We expect certain corporate functions to remain in Naperville. However, determining which functions will be Atlanta-based and which will be based in Naperville will largely be the work of the functional integration teams. An equal number of Nicor and AGL Resources employees will serve on the integration teams. As communicated last week, these teams will analyze current metrics, financials and operating models; design and recommend operating models to fulfill integration strategy expectations; develop a business case to support all recommendations; and develop post-merger implementation plans. This process is critical in order to ensure the best and most effective systems and processes are in place after the merger.
Does AGL Resources’ commitment to maintain the headcount of Nicor Gas for at least three years mean that no one will be laid off during this time?
AGL Resources has agreed to maintain the number of full-time equivalent employees involved in the operation of the distribution business of Nicor Gas at a level comparable to current staffing for a period of three years following merger completion. This commitment ensures that Nicor Gas will continue to have personnel who are familiar with the day-to-day obligations for operating its distribution, transmission and storage assets, as well as retain the expertise in procuring and managing its gas supply requirements.
The focus of this integration is not headcount reduction. Inevitably, however, people and positions will be affected in order to successfully combine the two companies. The Transition Committee and integration teams will make certain that the impact to employees is minimized. Both Nicor and AGL Resources have pledged to keep employees as informed as possible as we move through the transition period toward consummation of the merger.

Will Nicor employees be eligible for job opportunities at AGL Resources after the merger?
AGL Resources posts companywide positions for both internal and external job applicants on its web site. As part of normal business practice, AGL Resources supports the application and transfer of qualified candidates for internally posted vacancies and also lists companywide employment opportunities for external job applicants. Like Nicor, AGL Resources supports equal opportunity employment practices throughout all of its affiliates.
How does Nicor’s employee breakdown by years of service compare with AGL Resources’?
The table below shows the percentage of AGL Resources and Nicor employees in each years-of-service category:

Years of Service	AGL Resources	Nicor
0-5	33.5%	34.8%
6-10	12.4%	19.2%
11-15	7.3%	11.7%
16-20	9.0%	8.5%
21-25	13.4%	13.2%
26-30	12.3%	8.4%
31-35	7.0%	3.1%
36-40	3.6%	0.9%
40+	1.5%	0.2%
Total	100%	100%
Totals represent all companies of Nicor and AGL Resources.*

*	Does not include employees of companies not wholly-owned by AGL Resources.
Forward Looking Statements
To the extent any statements made in this document contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”).
These forward-looking statements relate to, among other things, the expected benefits of the proposed merger such as efficiencies, cost savings, tax benefits, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of the combined company; and the expected timing of the completion of the transaction. Forward-looking statements can generally be identified by the use of words such as “believe”, “anticipate”, “expect”, “estimate”, “intend”, “continue”, “plan”, “project”, “will”, “may”, “should”, “could”, “would”, “target”, “potential” and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Although certain of these statements set out herein are indicated above, all of the statements in this release that contain forward-looking statements are qualified by these cautionary statements. Although AGL Resources and Nicor believe that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties, and undue reliance should not be placed on such statements. Certain material factors or assumptions are applied in making forward-looking statements, including, but not limited to, factors and assumptions regarding the items outlined above. Actual results may differ materially from those expressed or implied in such statements. Important factors that could cause actual results to differ materially from these expectations include, among other things, the following: the failure to receive, on a timely basis or otherwise, the required approvals by AGL Resources and Nicor stockholders and government or regulatory agencies (including the terms of such approvals); the risk that a condition to closing of the merger may not be satisfied; the possibility that the anticipated benefits and synergies from the proposed merger cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of AGL Resources and Nicor operations will be greater than expected; the ability of the combined company to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the impact of legislative, regulatory, competitive and technological changes; the risk that the credit ratings of the combined company may be different from what the companies expect; and other risk factors relating to the energy industry, as detailed from time to time in each of AGL Resources’ and Nicor’s reports filed with the Securities and Exchange Commission (“SEC”). There can be no assurance that the proposed merger will in fact be consummated.
Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found in the body of this release, as well as under Item 1.A. in each of AGL Resources’ and Nicor’s Annual Report on Form 10-K for the fiscal year December 31, 2009, and Item 1.A in each of AGL Resources’ and Nicor’s most recent Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010. AGL Resources and Nicor caution that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to AGL Resources and Nicor, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to AGL Resources and Nicor or any other person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this presentation. Neither AGL Resources nor Nicor undertakes any obligation to update or revise any forward-looking statement, except as may be required by law.
Additional Information
In connection with the proposed merger, AGL Resources plans to file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of AGL Resources and Nicor that also constitutes a prospectus of AGL Resources. AGL Resources and Nicor will mail the joint proxy statement/prospectus to their respective stockholders. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the joint proxy statement/prospectus, as well as other filings containing information about AGL Resources and Nicor, free of charge, at the website maintained by the SEC at www.sec.gov. You may also obtain these documents, free of charge, from AGL Resources’ website (www.aglresources.com) under the tab Investor Relations/SEC Filings or by directing a request to AGL Resources, P.O. Box 4569, Atlanta, GA, 30302-4569. You may also obtain these documents, free of charge, from Nicor’s website (www.nicor.com) under the tab Investor Information/SEC Filings or by directing a request to Nicor, P.O. Box 3014, Naperville, IL 60566-7014.
The respective directors and executive officers of AGL Resources and Nicor, and other persons, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding AGL Resources’ directors and executive officers is available in its definitive proxy statement filed with the SEC by AGL Resources on March 15, 2010, and information regarding Nicor directors and executive officers is available in its definitive proxy statement filed with the SEC by Nicor on March 10, 2010. These documents can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.